                                                                   EXHIBIT 10.2

Amendment to Loan Documents                                             PNCBANK

     THIS AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is made as of March 28,
2005, by and between MEDIA SCIENCES, INC., a New Jersey corporation, and
CADAPULT GRAPHIC SYSTEMS, INC., a New Jersey corporation (collectively, the
"Borrower"), and PNC BANK, NATIONAL ASSOCIATION (the "Bank").

                                   BACKGROUND

     A. The Borrower has executed and delivered to the Bank (or a predecessor which is now known by the Bank's name as set forth above), one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, some or all of which are more fully described on attached Exhibit A, which is made a part of this Amendment
(collectively as amended from time to time, the "Loan Documents") which evidence or secure some or all of the Borrower's obligations to the Bank for one or more loans or other extensions of credit (the "Obligations").

     B. The Borrower and the Bank desire to amend the Loan Documents as provided for in this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Certain of the Loan Documents are amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This
Amendment is deemed incorporated into each of the Loan Documents. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

     2. The Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference, (b) no Event of
Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this
Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

     3. The Borrower hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the
Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of the Borrower's existing and future Obligations to the Bank, as modified by this Amendment.

     4. As a condition precedent to the effectiveness of this Amendment, the
Borrower shall comply with the terms and conditions (if any) specified in
Exhibit A.

     5. To induce the Bank to enter into this Amendment, the Borrower waives and releases and forever discharges the Bank and its officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have against the Bank or any of them arising out of or relating to the Obligations. The Borrower further agrees to indemnify and hold the Bank and its officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys' fees)
suffered by or rendered against the Bank or any of them on account of any claims arising out of or relating to the Obligations. The Borrower further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

     6. This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

     7. This Amendment will be binding upon and inure to the benefit of the
Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

     8. This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated in the Loan
Documents is located. This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the
State where the Bank's office indicated in the Loan Documents is located, excluding its conflict of laws rules.

     9. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment (if applicable) and waiver of jury trial provisions contained in the Loan Documents.

                                      -2-

     WITNESS the due execution of this Amendment as a document under seal as of the date first written above.

WITNESS / ATTEST:                       Media Sciences, Inc.

/s/                                     By:  /s/
------------------------------------       ------------------------------------
                                                                         (SEAL)
Denise Hawkins,                         Michael W. Levin, President
Secretary

WITNESS / ATTEST:                       Cadapult Graphic Systems, Inc.

/s/                                     By:  /s/
------------------------------------       ------------------------------------
                                                                         (SEAL)
Denise Hawkins,                         Michael W. Levin, President
Secretary

                                        PNC BANK,NATIONAL ASSOCIATION

                                        By:
                                           ------------------------------------
                                                                          SEAL)
                                        George Beyjoun, Vice President

                                      -3-

                                  EXHIBIT A TO
                           AMENDMENT TO LOAN DOCUMENTS
                           DATED AS OF MARCH 28, 2005
A.   The "Loan Documents" that are the subject of this Amendment include the following (as any of the foregoing have previously been amended, modified or otherwise supplemented):

     1.   Closing Statement dated December 16, 2004 of Media Sciences, Inc. and
          Cadapult Graphic Systems, Inc.

     2.   Loan Agreement dated December 16, 2004 of Media Sciences, Inc. and
          Cadapult Graphic Systems, Inc.

     3.   Line of Credit Note dated December 16, 2004 in the principal amount of
          $3,000,000.00 of Media Sciences, Inc. and Cadapult Graphic Systems,
          Inc..

     4.   Security Agreement dated December 16, 2004 of Media Sciences, Inc.

     5.   Security Agreement dated December 16, 2004 of Cadapult Graphic
          Systems, Inc.

     6.   Security Agreement dated December 16, 2004 of Media Sciences
          International, Inc.

     7.   Financing Statements delivered as of December 16, 2004 of Media
          Sciences, Inc., Cadapult Graphic Systems, Inc., and Media Sciences
          International, Inc.

     8.   Guaranty and Surety Agreement dated December 16, 2004 of Media
          Sciences International, Inc.

     9.   All other documents, instruments, agreements, and certificates executed and delivered in connection with the Loan Documents listed in this Section A.

B.   The Loan Documents are amended as follows:

     New Term Loan. Concurrently with the execution and delivery of this
     Amendment, the Borrower shall execute and deliver to the Bank a term note
     (the "Term Note"), evidencing a new term loan in the principal amount of
     $500,000.00, and the Bank shall advance the proceeds of such Loan. The Term
     Note shall thereafter be a "Loan Document", and create "Obligations", within the meaning of those terms as used in all of the Loan Documents.

C.   Conditions to Effectiveness of Amendment: The Bank's willingness to agree to the amendments set forth in this Amendment are subject to the prior satisfaction of the following conditions:

     1.   Delivery of this Amendment, including the attached Consent(s), properly executed by all parties.

     2.   Delivery of the Term Note in the principal amount of $500,000.00.

     3.   Delivery of Resolutions For Extensions of Credit and Incumbency
          Certificate(3).

     4.   Payment of fee of Bank's counsel for document preparation.

                                      A-4

                              CONSENT OF GUARANTOR

     Each of the undersigned guarantors (jointly and severally if more than one, the "Guarantor") consents to the provisions of the foregoing Amendment (the
"Amendment") and all prior amendments (if any) and confirms and agrees that: (a)
the Guarantor's obligations under its Guaranty and Suretyship Agreement dated
December 16, 2004 (collectively if more than one, the "Guaranty"), relating to the Obligations mentioned in the Amendment, shall be unimpaired by the
Amendment; (b) the Guarantor has no defenses, set offs, counterclaims, discounts or charges of any kind against the Bank, its officers, directors, employees, agents or attorneys with respect to the Guaranty; and (c) all of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Obligations, as modified by the Amendment. The Guarantor certifies that all representations and warranties made in the Guaranty are true and correct.

     The Guarantor hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the
Guarantor or third parties (if applicable), shall continue unimpaired and in full force and effect, shall cover and secure all of the Guarantor's existing and future Obligations to the Bank, as modified by this Amendment.

     By signing below, each Guarantor who is an individual provides written authorization to the Bank or its designee (and any assignee or potential assignee hereof) to obtain the guarantor's personal credit profile from one or more national credit bureaus. Such authorization shall extend to obtaining a credit profile for the purposes of update, renewal or extension of such credit or additional credit and for reviewing or collecting the resulting account. A photocopy or facsimile copy of this authorization shall be valid as the original. By signature below, each such Guarantor affirms his/her identity as the respective individual(s) identified in the Guaranty.

     The Guarantor ratifies and confirms the indemnification, confession of judgment (if applicable) and waiver of jury trial provisions contained in the
Guaranty.

     WITNESS the due execution of this Consent as a document under seal as of the date of this Amendment, intending to be legally bound hereby.

WITNESS / ATTEST:                       Media Sciences International, Inc.

/s/                                     By:  /s/
------------------------------------       ------------------------------------
                                                                         (SEAL)
Denise Hawkins, Secretary               Michael W. Levin, President